UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

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Securities Exchange Act of 1934

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KYMERA THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V72503-P24445 *Please check the meeting materials for any special requirements for meeting attendance. KYMERA THERAPEUTICS, INC. 500 NORTH BEACON STREET, FOURTH FLOOR WATERTOWN, MA 02472 KYMERA THERAPEUTICS, INC. 2025 Annual Meeting Vote by June 24, 2025 11:59 PM ET You invested in KYMERA THERAPEUTICS, INC. and it’s time to vote You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 25, 2025. Vote Virtually at the Meeting* June 25, 20258:30 AM, ET Virtually at: www.virtualshareholdermeeting.com/KYMR2025 Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by request prior to June 11, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V72504-P24445 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect two class II directors to our Board of Directors, each to serve until the 2028 Annual Meeting of Shareholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal; Nominees: For 01) Jeffrey Albers, J.D., MBA 02) Felix J. Baker, Ph.D. 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers; and For 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. For NOTE: To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. You may attend the Annual Meeting via the internet at www.virtualshareholdermeeting.com/KYMR2025 and vote during the meeting. Have your 16-digit control number available and follow the instructions.